SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Harley-Davidson, Inc.

(Name of Registrant as Specified In Its Charter)

Impala Asset Management LLC

Impala Master Fund Ltd.

Robert J. Bishop

Brent Dewar

Leo Hindery, Jr.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [●], 2020

HARLEY-DAVIDSON, INC.

__________________________

PROXY STATEMENT

OF

IMPALA ASSET MANAGEMENT LLC

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TODAY

This Proxy Statement and the enclosed GREEN proxy card are being furnished by Impala Asset Management LLC (“Impala,” “we” or “us”), Impala Master Fund Ltd. (“Impala Master Fund”), Robert J. Bishop (“Mr. Bishop,” together with Impala, Impala Master Fund and Mr. Bishop, the “Impala Parties”) and the nominees named in Proposal 1 (the “Nominees” and, together with the Impala Parties, the “Participants”), in connection with the solicitation of proxies (this “Proxy Solicitation”) from the shareholders of Harley-Davidson, Inc., a Wisconsin corporation (“Harley-Davidson” or the “Company”).

As long-term shareholders of Harley-Davidson, we are enthusiastic about the Harley-Davidson brand, products, employees and dealers. However, execution failures and lack of accountability have led to years of operational and stock price underperformance. We are therefore seeking your support at the upcoming 2020 annual meeting of shareholders (the “Annual Meeting”) to be held at [●], Central Daylight Time, on [●] [●], 2020, at [●], with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.	To elect Impala’s slate of two director nominees — Brent Dewar and Leo Hindery, Jr. (collectively, the “Nominees”) — and the Company’s nominees for election at the Annual Meeting other than [●] and [●] (the “Excluded Company Nominees”), each to hold office for a term expiring at the next annual meeting of shareholders of the Company and until his or her successor has been elected and qualified.	FOR ALL of the Nominees and the Company’s nominees other than the “Excluded Company Nominees”

2.	To vote on the Company’s advisory resolution on the compensation of its named executive officers.	AGAINST

3	To approve amendments to the Company’s Restated Articles of Incorporation to allow the Company to implement proxy access.	FOR

4	To approve the Harley-Davidson, Inc. 2020 Incentive Stock Plan.	No Recommendation

5	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.	FOR

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

This Proxy Statement and GREEN proxy card are first being mailed or given to the Company’s shareholders on or about [●], 2020.

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Based on the Company’s [preliminary] proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on [●], 2020 (the “Company’s Proxy Statement”), the Board is currently composed of nine directors and it is our expectation that there will be nine directors elected at the Annual Meeting. Through this Proxy Statement and enclosed GREEN proxy card, we are soliciting proxies to elect the two Nominees named herein to serve as directors, who if elected would only constitute a minority of the Board. In addition, we are “rounding out” our slate by permitting shareholders who vote on the enclosed GREEN proxy card to also have the opportunity to vote for the nominees who have been nominated by the Company other than the Excluded Company Nominees. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. If successful in our Proxy Solicitation, the Board will be composed of our two Nominees and the seven Company director nominees receiving a plurality of the votes cast in favor of his or her election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s Proxy Statement. For the avoidance of doubt, this Proxy Statement relates only to Proposals 1, 2, 3, 4 and 5 as well as any other business that may properly come before the Annual Meeting.

The Company has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting as March 12, 2020 (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 153,135,277 shares of common stock, par value $0.01 per share (“Common Stock”) of the Company outstanding according to the Company’s Proxy Statement. As of the date hereof, the Participants beneficially owned 3,131,405 shares of Common Stock in the aggregate, as further described on Annex I.

We urge you to sign, date and return the GREEN proxy card and vote “FOR ALL” of the Nominees to the Board and for the Company’s nominees for election at the Annual Meeting other than the Excluded Company Nominees, “AGAINST” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 5. We are not making any recommendation with respect to Proposal 4.

This Proxy Solicitation is being made by the Participants and not on behalf of the Board or management of the Company or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GREEN proxy card will vote on such matters in their discretion.

If you have already voted using the Company’s white proxy card, you have every right to change your vote by signing, dating and returning the enclosed GREEN proxy card in the postage-paid envelope provided or by voting via Internet or by telephone by following the instructions on the enclosed GREEN proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page [●].

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, [●]. Shareholders may call toll free at [●]; banks and brokers may call collect at [●].

We urge you to sign, date and return your GREEN proxy card in the postage-paid envelope provided today.

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BACKGROUND OF THIS PROXY SOLICITATION

Impala is an investment management firm that invests in global cyclical equities. Impala’s investment process combines deep, bottom-up research with extensive sector expertise complemented by a macro perspective.

Impala first invested in Harley-Davidson in 2008 and has owned approximately two million shares of the Company’s stock on average since then.

Impala has interacted with Harley-Davidson management over the years in the course of the Company’s ordinary investor relations activities.

In recent years, Impala had grown concerned about the leadership and strategic direction of Harley-Davidson.

On January 24, 2020, Impala sent a four-page letter to the Board describing the underperformance of the Company under the leadership of then-Chief Executive Matt Levatich. The letter concluded:

“We do not have confidence in Mr. Levatich’s ability to fix the problems that have been created on his watch. We believe his credibility with key constituencies is damaged beyond repair. We believe the Board should immediately begin to search for a new Chief Executive Officer.”

Impala also indicated that it “also believe[s] the composition of the Board needs to be changed.” Impala delivered an advance notice of its intention to nominate two directors to the Board with its January 24 letter.

On February 7, 2020, representatives of Impala met in Milwaukee with Michael Cave, Harley-Davidson’s Chairman; Thomas Linebarger, an independent director of Harley-Davidson; Mr. Levatich; and Harley-Davidson’s CFO and director of investor relations. During the meeting, the Impala representatives presented their views on the performance of Mr. Levatich and the Board and the needs of the Company. Impala provided the participants physical and electronic copies of a 54-page written presentation on those topics.

On February 24, 2020, Impala and the Company signed a non-disclosure agreement so that the Company could present information to Impala about the Board’s deliberations on Impala’s presentation and perspectives.

On February 25, 2020, representatives of Impala met with Mr. Cave and Mr. Linebarger in Denver, Colorado. During the meeting, Messrs. Cave and Linebarger conveyed that the Board had reviewed Impala’s letter and presentation and had decided to terminate Mr. Levatich from his roles as President and Chief Executive Officer of Harley-Davidson. However, Mr. Cave and Mr. Linebarger indicated that the Board did not believe that the Board’s composition needed to be changed.

In several conversations and email exchanges after the February 25, 2020 meeting, Mr. Cave represented that the Board unanimously rejected Impala’s call to add the Nominees to the Board.

On February 28, 2020, the Company terminated Mr. Levatich and announced to the market that one of the existing Board members, Jochen Zeitz, would become Acting President, CEO and Chairman. The Company also disclosed that Mr. Cave would become Lead Director.

On March 2, 2020, the Company announced that Mr. Zeitz will receive a salary of $2.5 million per year and initial stock grants and bonuses, subject to vesting, equal to $6 million for serving as interim Chief Executive Officer.

On March 17, 2020, Impala filed its preliminary proxy statement.

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REASONS FOR THIS PROXY SOLICITATION

Impala believes that Harley-Davidson has a terrific brand, great products and the opportunity to generate substantial returns for shareholders. However, over the one-, three- and five-year period ended February 28, 2020, the Company substantially underperformed the market and each of the peer groups the Company has used for comparison purposes in its last three proxy statements, as shown in the table below:

	One-Year TSR	Three-Year TSR	Five-Year TSR
Harley-Davidson	-14.4%	-40.3%	-44.2%
2018 Peer Group	+16.5%	+44.4%	+72.7%
2019 Peer Group	+28.9%	+71.3%	+99.5%
2020 Peer Group	+19.1%	+61.6%	+89.2%
S&P 500	+8.2%	+32.6%	+55.4%

Source: Bloomberg. Peer groups are calculated using a market-cap weighted average. All periods end February 28, 2020.

Over this period, the Board allowed then-CEO Matt Levatich to continue in his role and, we believe, Mr. Levatich would still be the CEO of Harley-Davidson if we had not engaged with the Board and urged his removal. Under Mr. Levatich’s tenure, Harley-Davidson lost market share in nearly every geography and experienced significant declines in motorcycle revenue, margins, cash flow and returns on capital. This declining performance was the direct result, we believe, of decisions that were made concerning new product launches, changes to the manufacturing footprint (including the closing of a U.S. manufacturing facility), marketing, and compensation metrics that misaligned incentives. During this period, we believe that customers, employees and dealers became increasingly disaffected with the Company, leading to performance troubles.

We do not believe the Board was proactive in addressing the poor performance of the prior leadership team. Indeed, in 2019, even as the Company’s performance faltered further (underperforming its peers and missing the Company’s own unit shipment guidance for the fifth year in a row), the Board compensated then-CEO Levatich more than $11 million – more than he had ever been paid in a single year since becoming CEO in 2015. Furthermore, this more than 20% increase in 2019 compensation compared to 2018 stands in stark contrast to the more than 20% reduction in HDMC adjusted operating income in 2019 compared to 2018.

In January 2020, Impala approached the Board and advocated for the removal of then-CEO Levatich and a modest refresh of the Board itself. We believed then, and still believe, that the Company underperformed its potential under Mr. Levatich and that the Board should have taken action on its own.

While we are grateful that the Board decided after our advocacy to remove Mr. Levatich, we do not believe that shareholders should become complacent or allow the same Board that needed shareholder prompting to remove Mr. Levatich to oversee the Company’s performance and leadership going forward.

That this Board has not changed its way is evident, in our view, from the first act the Board took after removing Mr. Levatich: it appointed a long-serving director to the role of Acting President and CEO with a pay package that could provide up to $8.5 million in salary, bonuses and restricted units.

Further evidence of the Board’s resistance to change is seen in its continuation of the ‘More Roads’ plan, which it tells investors is working despite the precipitous fall in retail sales in the years since its unveiling. We can’t help but conclude Mr. Zeitz agrees with us on the failings of the ‘More Roads’ strategy, given he has sold more shares since the plan was unveiled than any other Board member. In fact, he is the only Board member to sell shares since announcing More Roads. Impala believes the Board needs fresh eyes to look at the ‘More Roads’ strategy to determine whether it should be maintained, significantly altered, or scrapped. It certainly seems unwise to recruit a new CEO with a pre-determined strategy.

Accordingly, we remain convinced that change in the Board is required to rebuild shareholder confidence and ensure the Company and its leadership team is actively overseen by an engaged and active Board.

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PROPOSAL 1: ELECTION OF DIRECTORS

According to public information, including the Company’s Proxy Statement, the Board currently consists of nine directors and it is our expectation that there will be nine directors elected at the Annual Meeting. We are soliciting proxies to elect the Nominees, who if elected would only constitute a minority of the Board. We are “rounding out” our slate of Nominees by permitting shareholders to also vote for the Company’s nominees for election at the Annual Meeting other than the Excluded Company Nominees so that shareholders voting on the GREEN proxy card will be able to vote for all nine directorships. Even if all two of the Nominees are elected, the Nominees will represent a minority of the members of the Board, and therefore there can be no assurance that they can implement the actions that they believe are necessary to enhance shareholder value.

The Participants intend to vote all of their shares of Common Stock in favor of the two Nominees. If successful in our Proxy Solicitation, the Board will be composed of our Nominees — Brent Dewar and Leo Hindery, Jr. — along with the Company’s nominees for election at the Annual Meeting other than the Excluded Company Nominees. There is no assurance that any of the Company’s nominees will serve as directors if any or all of our Nominees are elected to the Board.

If elected, each of the Nominees will hold office for a term expiring at the next annual meeting of shareholders of the Company and until his successor has been elected and qualified. The ages and other information of our Nominees shown below are as of the date of the filing of this Proxy Statement.

Shareholders who return the GREEN proxy card will only be able to vote for the Nominees listed on the card and the Company’s nominees for election other than the Excluded Company Nominees. If you are a beneficial owner of Common Stock held in “street name,” you can only vote for all of the Company’s nominees by signing, dating and returning a white proxy card provided by the Company or requesting a legal proxy and casting your ballot in person by attending the Annual Meeting. If you are a shareholder of record, you can only vote for all of the Company’s nominees by signing, dating and returning a white proxy card provided by the Company or casting your ballot in person by attending the Annual Meeting. You should refer to the Company’s Proxy Statement for the names, background, qualifications and other information concerning the Company’s director nominees.

Our Director Nominees:

BRENT DEWAR
Age; Address	64; 618 E. South St., Suite 500, Orlando, FL 32801
Occupation	President, Whitby Advisors
Experience

Brent Dewar has served as the President of Whitby Advisors since 2019. From 2017 to 2018, Mr. Dewar served as the President of The National Association for Stock Car Auto Racing, a United States automobile racing sanctioning and operating company (NASCAR), and, from 2013 to 2017, he served as the Chief Operating Officer of NASCAR. He later served as Senior Advisor for NASCAR from 2018 to 2019. Mr. Dewar also served as a member of the Board of Directors of NASCAR from 2014 to 2018 and he currently serves on the Board of Advisors for Cochran Automotive Group, an automobile dealership.

Previous to his service at NASCAR, Mr. Dewar served as a Founder Partner of Green Apple Associates from 2010 to 2013 and as Senior Advisor of GreenOrder-LRN, a management consulting group, from 2010 to 2012. Mr. Dewar served in leadership roles at General Motors Company (GM) from 1978 to 2010, including serving as the Executive Vice President of Global Chevrolet from 2009 to 2010, as the Executive Vice President of GM European Operations while based in Zurich, Switzerland from 2008 to 2009, as the Executive Vice President of GM North America from 2006 to 2008, as the Chief Marketing Officer of GM North America from 2005 to 2006. He also served in numerous other roles for GM’s Chevrolet division and in a series of development leadership roles in the United States, South America and Canada from 1978 to 2005. Mr. Dewar also served on the Board of Directors of SAAB Automobile AB from 2008 to 2009.

Mr. Dewar received a B.A. degree in Transportation from the University of British Columbia in 1978 and an M.B.A. degree from York University in 1986.

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Board Service	NASCAR (2014 – 2018); SAAB Automobile AB (2008 – 2009)
Skills & Qualifications	Mr. Dewar’s qualifications to serve as a director include his experience as an executive of a major automobile manufacturer and his knowledge of the automobile industry global market trends gained through this role as a senior executive leading successful endeavors in various regions and markets for that same manufacturer and the most popular automobile racing company in the United States.

LEO HINDERY, JR.
Age; Address	72; 405 Lexington Ave., 48th Floor, New York, NY 10174
Occupation	Chairman and Chief Executive Officer, Trine Acquisition Corp.
Experience

Leo Hindery, Jr. has served as the Chairman of the Board of Directors and Chief Executive Officer of Trine Acquisition Corp., a NYSE-listed media industry focused special purpose acquisition company since March 2019. Mr. Hindery has also served as Managing Partner of InterMedia Partners L.P., a series of media industry private equity funds since he founded InterMedia in 1988. Since 2013, Mr. Hindery has served on the Board of Directors of Hemisphere Media Group, Inc., a publicly-listed media company.

Mr. Hindery founded The YES Network in 2001 and served as the Chairman of the Board of Directors and the Chief Executive Officer of YES until 2004. Prior to YES, Mr. Hindery served as the Chairman of the Board of Directors and the Chief Executive Officer of GlobalCenter Inc., a major Internet services company, which later merged into Exodus Communications, Inc., from 1999 to 2001. From 1997 to 1999, Mr. Hindery served as the President and Chief Executive Officer of Tele-Communications, Inc., then the world’s largest cable television system operator. When Tele-Communications, Inc. merged into AT&T in 1999, Mr. Hindery became the President and the Chief Executive Officer of AT&T Broadband. From 2001 to 2002, Mr. Hindery served on the Board of Directors of Akamai Technologies, Inc., a NASDAQ-listed content delivery network, cybersecurity and cloud service provider, and also on the Board of Directors of Keynote Systems Inc., which specialized in developing and marketing software as a service technology.

Mr. Hindery is a member of the Council on Foreign Relations, a non-profit think tank specializing in U.S. foreign policy and international affairs. From 2003 to 2007, Mr. Hindery was the Senate-appointed Vice Chair of the HELP Commission formed by an Act of Congress to improve U.S. foreign assistance. In 2008, Mr. Hindery served as an economic and trade advisor to presidential candidate Barack Obama, and in 2012 he served as an economic policy surrogate for President Obama. Mr. Hindery formerly served as the Chairman of the Board of Directors of the National Cable Television Association and of C-SPAN. Additionally, he is a co-chair of the Task Force on Jobs Creation, and was the founder of Jobs First 2012. Mr. Hindery currently serves on the board of directors of American Family Voices, Common Cause New York and the Minority Media and Telecommunications Council, and is a member of the Board of Trustees for Emerson College.

Mr. Hindery received a B.A. degree in Economics from Seattle University in 1969 and an M.B.A. degree from Stanford University in 1971.

A now-retired race car driver, Mr. Hindery’s racing resume includes a Class win at the 24 Hours of Le Mans (24 Heures du Mans) in 2005 and a Class second-place finish in 2003.

Board Service	Trine Acquisition Corp. (2019 – Present); Hemisphere Media Group, Inc. (2013 – Present); The YES Network (2001 – 2004); Akamai Technologies, Inc. (2001 – 2002); Keynote Systems Inc. (2001 – 2002); GlobalCenter Inc. (1999 – 2001)
Skills & Qualifications	Mr. Hindery’s qualifications to serve as a director include his experience as a board member and executive of numerous public companies and his expertise founding and growing multiple successful businesses.

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We urge shareholders to vote FOR ALL of the Nominees and the nominees who have been nominated by the Company other than the Excluded Company Nominees on the GREEN proxy card today!

None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of the Company. We believe that, if elected, each of the Nominees will be considered an independent director of the Company under (i) the Company’s Corporate Governance Policy, last revised November 29, 2016, (ii) Section 303A of the New York Stock Exchange’s Listed Company Rules (the “NYSE Rules”), and (iii) paragraph (a)(1) of Item 407 of Regulation S-K. Under the NYSE Rules, however, a final determination as to the independence of the Nominees will not be made until after their election and appointment to the Board.

Each of the Nominees has entered into a nominee agreement pursuant to which Impala has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify each such Nominees against, and with respect to, all losses that may be incurred by him in connection with his nomination as a candidate for election to the Board and the solicitation of proxies in support of his election. If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors.

Each of the Nominees has agreed to being named as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the shares of Common Stock represented by the GREEN proxy card will be voted for a substitute candidate selected by us. If we determine to add or substitute nominees, whether because the Company expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, we will file an amended proxy statement and proxy card that, as applicable, identifies the additional or substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominees required by the rules of the SEC.

Vote Required.

According to the By-Laws of the Company, as amended (the “Bylaws”), in contested elections such as this one, directors shall be elected by a plurality of the votes cast at any meeting for the election of directors at which a quorum is present (meaning that the nine director nominees who receive the highest number of shares voted “FOR” their election by the shareholders will be elected to the Board). Abstentions will have no effect on the outcome of Proposal 1. Broker non-votes will not be treated as votes cast (and therefore will have no effect on Proposal 1).

We urge you to sign, date and return the enclosed GREEN proxy card in the postage-paid envelope provided today. If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GREEN proxy card in the enclosed postage-paid envelope or by voting via Internet or by telephone by following the instructions on the GREEN proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, [●]. Shareholders may call toll free at [●]; banks and brokers may call collect at [●].

The

We Recommend a Vote FOR ALL of the Nominees on the GREEN proxy card.

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PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

According to the Company’s Proxy Statement, shareholders may approve, on a non-binding, advisor basis, the Company’s named executive officer (“NEO”) compensation as disclosed in accordance with the executive compensation disclosure rules contained in Item 402 of SEC Regulation S-K. The Company’s Proxy Statement states that this vote is not intended to address any specific item of compensation; rather, the vote relates to the compensation of the NEOs as disclosed in the “Compensation Discussion and Analysis” section and the accompanying executive compensation tables and narrative discussion contained in the Company’s Proxy Statement. The Company’s Proxy Statement provides that because your vote is advisory, it will not be binding on the Human Resources Committee of the Board (the “HR Committee”), the Board or the Company. However, the Company’s Proxy Statement states that the HR Committee will review the voting results and consider them when making future decisions regarding executive compensation.

We encourage all shareholders to review the Company’s proxy disclosures in the Company’s Proxy Statement in detail.

We recommend voting AGAINST Proposal 2 because we believe that the Board has designed an executive compensation program that has rewarded its executives with lavish pay despite a lack of performance. In 2019, for example, Mr. Levatich (who was then serving as CEO) received more than $11 million in compensation, an increase of more than 20% compared to his compensation in 2018 despite the fact that Harley-Davidson's total shareholder return in 2019 (13.6%) was significantly less than the total shareholder return of the S&P 500 (31.5%) and the market-cap weighted return (41.6%) of the companies that Harley-Davidson itself identified as peers in the proxy statement it filed in 2019.

Impala also notes that despite years of underperformance, Harley-Davidson allowed several of its senior executives to use Harley-Davidson’s privately owned jets for the executive’s personal use, which we believe is both a waste of corporate resources and an extravagant perquisite that is fitting only for well-performing businesses.

Impala also believes that Harley-Davidson’s recent compensation agreement with its Acting President and CEO includes excessive and entirely non-performance-based compensation. Mr. Zeitz will receive $2.5 million in salary (on an annualized basis) in addition to a $3 million grant of stock for agreeing to serve as in the interim role and another $3 million if he remains in the post until a permanent CEO is named. We believe that Harley-Davidson should be able to identify, recruit and hire a permanent CEO within six months, which means that Mr. Zeitz will receive approximately $7.25 million for serving as Acting President and CEO for six months. None of Mr. Zeitz’s compensation is tied to his performance as interim CEO.

For these reasons, we recommend that shareholders vote AGAINST this proposal.

Vote Required.

According to the Company’s Proxy Statement, the votes cast “for” Proposal 2 must exceed the votes cast “against” Proposal 2 for approval of the compensation of our NEOs, assuming that a quorum is present. For purposes of determining the vote regarding Proposal 2, abstentions and broker non-votes do not constitute a vote “for” or “against” Proposal 2 and will be disregarded in the calculation of “votes cast.”

We Recommend a Vote AGAINST Proposal 2 on the GREEN proxy card.

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PROPOSAL 3: APPROVAL OF AMENDMENTS TO THE RESTATED ARTICLES OF INCORPORATION TO ALL THE COMPANY TO IMPLEMENT PROXY ACCESS

According to the Company’s Proxy Statement, the Board has adopted, subject to shareholder approval, amendments to the Company’s Restated Articles of Incorporation that would allow the Board to amend the By-laws to implement proxy access (the “Articles Amendment”).

If shareholders approve Proposal 3, then Articles VI(b) of the Restated Articles of Incorporated will be amended to read as follows:

(b)       NOMINATIONS AND QUALIFICATIONS OF DIRECTORS.

(i)       Nominations for the election of directors may be made (A) by the Board of Directors or a committee appointed by the Board of Directors, (B) by any shareholder entitled to vote generally in the election of directors who complies with the notice procedures set forth in this Article VI(b), or (C) by a shareholder or shareholders who are eligible under, and comply with the notice procedures set forth in, the By-laws of the Corporation pursuant to which the Corporation shall include in its proxy statement for any annual meeting of shareholders one or more nominees for election to the Board of Directors of a Nominating Shareholder (as defined therein) disclosure about each nominee and the Nominating Shareholder and a statement by the Nominating Shareholder for inclusion in the proxy statement in support of the Nominee’s election where, among other things, the Nominating Shareholder’s notice must be received by the Secretary at the principal offices of the Corporation not less than 120 days in advance of the date in the current fiscal year of the Corporation corresponding to the date the Corporation released its proxy statement to shareholders in connection with the annual meeting for the immediately preceding year, all as more fully provided in the By-laws.

(ii)      Any shareholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at a meeting pursuant to this paragraph (ii) only if written notice of such shareholder’s intent to make such nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, 60 calendar days in advance of the date in the current fiscal year of the Corporation corresponding to the date the Corporation released its proxy statement to shareholders in connection with the annual meeting for the immediately preceding year and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (A) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated, (B) a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (C) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (D) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the then current proxy rules of the Securities and Exchange Commission, if the nominee were to be nominated by the Board and (E) the consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The directors shall be at least twenty-one years of age. Directors need not be shareholders. The By-laws of the Corporation may provide that, to the extent provided in such By-laws, an individual shall be elected a director of the Corporation by the shareholders if, and only if, the number of votes cast favoring that individual’s election exceeds the number of votes cast opposing that individual’s election at any meeting for the election of directors at which a quorum is present, subject to the terms and conditions set forth within such By-laws. For purposes of clarity, the provisions of the foregoing sentence do not apply to vacancies on the Board of Directors (including a vacancy resulting from an increase in the number of directors) filled by a vote of the Board of Directors.

We recommend voting FOR Proposal 3.

Vote Required.

According to the Company’s Proxy Statement, the votes cast “for” Proposal 3 must exceed the votes cast “against” Proposal 3 for approval of the Articles Amendment assuming that a quorum is present. For purposes of determining the vote regarding Proposal 3, abstentions and broker non-votes do not constitute a vote “for” or “against” Proposal 3 and will be disregarded in the calculation of “votes cast.”

We Recommend a Vote FOR Proposal 3 on the GREEN proxy card.

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PROPOSAL 4: APPROVAL OF THE COMPANY’S 2020 PLAN

According to the Company’s Proxy Statement, the Company is asking stockholders to approve the Harley-Davidson, Inc. 2020 Incentive Stock Plan (the “2020 Plan”). The Board adopted the 2020 Plan on February 19, 2020, subject to shareholder approval. The following summary description of the 2020 Plan is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached to the Company’s Proxy Statement as Appendix A and incorporated by reference herein. Shareholders have previously approved similar stock incentive plans in the past, including in 2004, 2009 and 2014.

The Company has used the current Harley-Davidson, Inc. 2014 Incentive Stock Plan (the “2014 Plan”) to provide equity incentive awards to employees over the last six years after shareholders approved it in 2014. Prior to providing awards under the 2014 Plan, the Company provided equity incentive awards under the Harley-Davidson, Inc. 2009 Incentive Stock Plan (the “2009 Plan” and, together with the 2014 Plan, the “Existing Equity Plans”) for five years. All awards granted under either of the Existing Equity Plans that are still outstanding upon the approval of the 2020 Plan will remain outstanding and will continue to be subject to all of the terms and conditions of the applicable plan.

We encourage all stockholders to review the proxy disclosures with respect to the Stock Incentive Plan in the Company’s Proxy Statement in detail.

Impala is not making a recommendation on this proposal, but intends to vote its stock against the proposal because of the excessive compensation awarded to the prior CEO and interim CEO, much of which was provided in the form of equity awards.

If shareholders provide us with a proxy card without indicating their vote on Proposal 4, we will use our discretion to vote AGAINST this proposal.

Vote Required.

According to the Company’s Proxy Statement, the approval of Proposal 4 requires the affirmative vote of a majority of votes cast on Proposal 4 at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 4. Broker non-votes will not be counted as votes present and entitled to vote and therefore will not be counted in determining the outcome of this Proposal 4.

We Make No Recommendation with respect to Proposal 4.

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PROPOSAL 5: RATIFICATION OF THE COMPANY’S SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

According to the Company’s Proxy Statement, the Audit and Finance Committee of the Board (the “Audit and Finance Committee”) has selected Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for the 2020 fiscal year. EY has served as the Company’s independent auditor since 1982. Representatives of EY will be present at the Annual Meeting to respond to shareholders’ questions and to make a statement, if they so desire.

The shareholders are being asked to ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2019. According to the Company’s Proxy Statement, If the shareholders do not ratify the engagement of EY at the Annual Meeting, then the Audit and Finance Committee will reconsider its selection of EY.

According to the Company’s Proxy Statement, if, prior to the Annual Meeting, EY declines to act as the Company’s independent registered public accounting firm or the Audit and Finance Committee does not want to use EY as the Company’s independent registered public accounting firm, the Audit and Finance Committee will appoint another independent registered public accounting firm. The Audit and Finance Committee will present any new independent registered public accounting firm for the shareholders to ratify at the Annual Meeting.

Vote Required.

According to the Company’s Proxy Statement, to approve Proposal 5 the votes cast “for” Proposal 5 must exceed the votes cast “against” Proposal 5. For purposes of determining the vote regarding this proposal, abstentions and broker non-votes (if any) do not constitute a vote “for” or “against” the proposal and will be disregarded in the calculation of “votes cast.”

We Recommend a Vote FOR Proposal 5 on the GREEN proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Shareholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date (unless they also transfer their voting rights).

According to the Company’s Proxy Statement, the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

How do I vote my shares of Common Stock?

Shares held in record name. If your shares of Common Stock are registered in your own name, please vote today by signing, dating and returning the enclosed GREEN proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your shares of Common Stock in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of Impala’s Nominees. Please follow the instructions to vote provided on the enclosed GREEN voting instruction form. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GREEN voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account.

Note: The shares of Common Stock represented by each GREEN proxy card that is properly executed and returned to Impala will be voted at the Annual Meeting in accordance with the instructions marked thereon. If you have signed the GREEN proxy card and no marking is made, you will be deemed to have given a direction with respect to all of the shares of Common Stock represented by the GREEN proxy card to vote (i) “FOR ALL” two of the Nominees and the Company’s nominees other than the Excluded Company Nominees listed in Proposal 1, (ii) “AGAINST” the approval of Proposal 2 (iii) “FOR” the approval of Proposal 3, (iv) to “ABSTAIN” from voting on Proposal 4 and (v) “FOR” the approval of Proposal 5.

How should I vote on each Proposal?

We recommend that you vote your shares on the GREEN proxy card as follows:

“FOR ALL” Nominees standing for election to the Board named in this Proxy Statement and for the Company’s nominees for election at the Annual Meeting other than the Excluded Company Nominees (Proposal 1);

“AGAINST” the approval of the advisory proposal to approve the compensation of the Company’s executive officers (Proposal 2);

“FOR” the approval of amendments to the Restated Articles of Incorporation to allow the Company to Implement Proxy Access (Proposal 3); and

“FOR” the ratification of the Company’s selection of independent registered public accounting firm (Proposal 5).

We are making no recommendation with respect to the proposal to approve the 2020 Plan (Proposal 4), but intend to vote our shares against this proposal.

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How many shares must be present to hold the Annual Meeting?

According to the Company’s Proxy Statement, a majority of the outstanding shares of Common Stock must be present, in person or by proxy, to hold the Annual Meeting. This is called a quorum. Shares are counted as present at the Annual Meeting if the shareholder votes over the Internet or telephone, completes and submits a proxy or is present in person at the meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the meeting will be adjourned until the Company obtains a quorum. According to the Company’s Proxy Statement, broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be included in the total of votes cast for the election of directors or the advisory vote for approval of executive compensation. For more information on broker non-votes, see “What are “broker non-votes” and what effect do they have on the proposals?” below.

What vote is needed to approve each Proposal?

•	Proposal 1. According to the Bylaws, the approval of Proposal 1 requires the plurality of the votes cast at the Annual Meeting duly called and at which a quorum is present and directors are to be elected. In this circumstance, “plurality of the votes cast” means that the nine nominees who receive the highest number of shares voted “FOR” their election by the shareholders will be elected to the Board. In a contested election such as this one, shareholders will not be permitted to vote “AGAINST” a nominee. Abstentions and broker non-votes will not be considered as votes “cast” for or against any nominee, and will therefore have no effect on the outcome of the vote.

THE ONLY WAY TO SUPPORT ALL OF THE IMPALA NOMINEES IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” OF THE NOMINEES ON THE GREEN PROXY CARD. PLEASE DO NOT SIGN OR RETURN A PROXY CARD FROM THE COMPANY, EVEN IF YOU INSTRUCT TO “WITHHOLD” OR “ABSTAIN” ON THEIR DIRECTOR NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GREEN PROXY CARD. ONLY THE LATEST DATED, VALIDLY EXECUTED PROXY RECEIVED WILL BE COUNTED.

•	Proposals 2, 3 and 5. According to the Company’s Proxy Statement, the approval of each of Proposals 2, 3 and 5 requires that the votes cast “for” Proposals 2, 3 and 5 must exceed the votes cast “against” Proposals 2, 3 and 5, assuming that a quorum is present. For purposes of determining the vote regarding Proposals 2, 3 and 5, abstentions and broker non-votes do not constitute a vote “for” or “against” Proposals 2, 3 and 5 and will be disregarded in the calculation of “votes cast.”

•	Proposal 4. According to the Company’s Proxy Statement, the approval of Proposal 4 requires the affirmative vote of a majority of votes cast on Proposal 4 at the Annual Meeting. “A majority of the votes cast” means that, if a quorum is present or represented by proxy at the meeting, shareholders holding a majority of the Common Stock present or represented by proxy at the meeting and voting on the matter must vote “FOR” Proposal 4 to approve such proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal 4 because an abstention or broker non-vote does not count as a vote “cast.” Any bank, broker or other nominee who is provided with proxy materials by the Impala Parties will not have discretion to vote on Proposal 4.

What are “broker non-votes” and what effect do they have on the Proposals?

Generally, broker non-votes occur when shares held by a broker, bank or other nominee in “Street Name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares with respect to that particular proposal. If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal unless it is a “routine” matter. Under the New York Stock Exchange Rules, there are no “routine” proposals in a contested proxy solicitation. Because Impala has initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by the Impala Parties and brokers will not have discretion to vote on “routine matters.”

Broker non-votes, if any, with respect to the proposals set forth in this Proxy Statement will not count as votes cast, present and entitled to vote and therefore will not be counted in determining the outcome of any of the Proposals.

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What should I do if I receive a proxy card from the Company?

You may receive proxy solicitation materials from Impala, including an opposition proxy statement and proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Company or any other statements that it may otherwise make.

We recommend that you discard any white proxy card or solicitation materials that may be sent to you by the Company. Voting “WITHHOLD” for any of the Company’s nominees on its proxy card or voting “ABSTAIN” is not the same as voting for our Nominees because a vote withheld or abstained for any of the Company’s nominees will not count as a vote “FOR” the Nominees. In fact, voting “WITHHOLD” or “ABSTAIN” on the Company’s proxy card with respect to the Company’s nominees may cancel any previous vote you cast on Impala’s GREEN proxy card. If you have already voted using the Company’s proxy card, you have every right to change your vote by completing and mailing the enclosed GREEN proxy card in the enclosed postage-paid envelope or by voting via Internet or by telephone by following the instructions on the GREEN proxy card. Only the latest dated, validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, [●]. Shareholders may call toll free at [●]; banks and brokers may call collect at [●].

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GREEN proxy card in the postage-paid envelope provided (the latest dated, validly executed proxy is the only one that counts);

•	delivering a written revocation or a later dated proxy for the Annual Meeting to [●], or to the Secretary of the Company; or

•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority in the form of a legal proxy from the record owner to vote your shares held in its name at the meeting. Contact [●] for assistance or if you have any questions at the following telephone numbers. Shareholders may call toll free at [●]; banks and brokers may call collect at [●].

IF YOU HAVE ALREADY VOTED USING THE COMPANY’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Company, we request that either the original or a copy of any revocation be mailed to [●], so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this Proxy Solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements. The Impala Parties will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Impala Parties have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Impala will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Impala will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

The Impala Parties have retained [●] (“[●]”) to provide solicitation and advisory services in connection with this solicitation. [●] will be paid a fee of not less than $[●] based upon the campaign services provided, which does not include any discretionary performance fees payable upon conclusion of this Proxy Solicitation. In addition, Impala will reimburse [●] for its reasonable out-of-pocket expenses and will indemnify [●] against certain liabilities and expenses, including certain liabilities under the federal securities laws. [●] will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that [●] will employ up to [●] persons to solicit the Company’s shareholders as part of this solicitation. [●] does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this Proxy Solicitation.

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Costs of this Proxy Solicitation are currently estimated to be approximately $[●]. We estimate that through the date hereof, the Impala Parties’ expenses in connection with this Proxy Solicitation are approximately $[●]. If successful, [●] may seek reimbursement of these costs from the Company. In the event that [●] decides to seek reimbursement of its expenses, [●] does not intend to submit the matter to a vote of the Company’s shareholders. The Board, which will consist of both of the Nominees, if both are elected, and seven of the Company’s directors, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Company may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Company’s Proxy Statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Company’s investor relations department at: (a) mail at Harley-Davidson, Inc., Attention: Investor Relations, 3700 West Juneau Avenue, P.O. Box 653, Milwaukee, Wisconsin 53201-0653, (b) telephone at 877-HDSTOCK (toll-free) or (c) email at investor.relations@harley-davidson.com. Shareholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Where can I find additional information concerning Harley-Davidson?

Pursuant to Rule 14a-5(c) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain shareholders’ beneficial ownership of more than 5% of the Company’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and director nominations intended for consideration at the 2021 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of information contained in the Company’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this Proxy Solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.edgar.sec.gov.

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CONCLUSION

We urge you to consider carefully the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GREEN proxy card in the postage-paid envelope provided today.

Thank you for your support,

Impala Asset Management LLC
Impala Master Fund Ltd.
Robert J. Bishop
Brent Dewar
Leo Hindery, Jr.

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ANNEX I: INFORMATION ABOUT THE PARTICIPANTS

This Proxy Solicitation is being made by Impala Asset Management LLC (“Impala"), Impala Master Fund Ltd. (“Impala Master Fund”), Robert J. Bishop (“Mr. Bishop,” together with Impala, Impala Master Fund and Mr. Bishop, the “Impala Parties”) and the Nominees(collectively, the “Participants").

As of the date hereof, the Participants may be deemed to “beneficially own,” in the aggregate, 3,131,405 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), representing approximately 2.0% of the Company’s outstanding Common Stock. The percentages used herein are based upon 153,135,277 shares of Common Stock outstanding as of the Record Date, as reported in the Company’s Proxy Statement.

Of the 3,131,405 shares of Common Stock beneficially owned in the aggregate by the Impala Parties: (a) 1,928,612 shares of Common Stock are held by Impala Master Fund (including 450,000 shares of Common Stock underlying Call Options (as defined below)); (b) 3,131,405 shares of Common Stock may be deemed to be beneficially owned by Impala (including 581,000 shares of Common Stock underlying Call Options) by virtue of it being the investment manager of Impala Master Fund and certain private investment funds and managed accounts; and (c) 3,131,405 shares of Common Stock may be deemed to be beneficially owned by Mr. Bishop (including 581,000 shares of Common Stock underlying Call Options) by virtue of being the managing principal and member manager of Impala.

The Impala Parties may be deemed to have beneficial ownership of 581,000 shares of Common Stock pursuant to certain option contracts with third party financial institutions. Impala Master Fund may be deemed to beneficially own (i) 200,000 shares of Common Stock that are underlying 2,000 option contracts with a maturity date of May 15, 2020 and a strike price of $37.50 (the “May 15 Option Contracts”) and (ii) 250,000 shares of Common Stock that are underlying 2,500 option contracts with a maturity date of August 21, 2020 and a strike price of $40.00 (the “August 21 Option Contracts” and, together with the May 15 Option Contracts, the “Option Contracts”). Impala may be deemed to beneficially own (i) 258,200 shares of Common Stock that are underlying 2,582 May 15 Option Contracts and (ii) 322,800 shares of Common Stock that are underlying 3,228 August 21 Option Contracts by virtue of it being the investment manager of Impala Master Fund and certain private investment funds and managed accounts. Mr. Bishop may be deemed to beneficially own (i) 258,200 shares of Common Stock that are underlying 2,582 May 15 Option Contracts and (ii) 322,800 shares of Common Stock that are underlying 3,228 August 21 Option Contracts by virtue of being the managing principal and member manager of Impala. The options may be settled in cash or shares of Common Stock. If the options are settled in cash, the Impala Parties will be entitled to a dollar amount equal to the aggregate number of option contracts multiplied by the difference between the market price of the Common Stock at the time of settlement and the strike price of the option. If the options are settled in shares of Common Stock, then the Impala Parties will receive 100 shares of Common Stock per an option contract.

The principal business of (i) Impala Master Fund is to serve as an investment vehicle; (ii) Impala is the performance of investment management and advisory services; and (iii) Mr. Bishop is serving as the managing principal and member manager of Impala. Impala Master Fund believes that the address of Impala Master Fund as it appears on the Company’s books is c/o Impala Asset Management LLC, 107 Cherry Street, 2nd Floor, New Canaan, CT 06840. The Impala Parties have a business address at each of (i) c/o Impala Asset Management LLC, 107 Cherry Street, 2nd Floor, New Canaan, CT 06840, (ii) 324 Royal Palm Way, 3rd Floor, Palm Beach, FL 33480 and (iii) 430 Park Avenue, 7th Floor, New York, NY 10022. The principal business and business address of each of the Nominees is disclosed in the section titled “PROPOSAL 1: ELECTION OF DIRECTORS” on page [●].

Each of the Participants has an interest in the election of directors at the Annual Meeting through the ownership of shares of Common Stock as described in this Proxy Statement and/or as a Nominee.

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Except as set forth in this Proxy Statement (including the Annexes), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this proxy solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, except as set forth in this Proxy Statement (including the Annexes), none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years. Neither the Nominees nor any associate of a Nominee has served as a director or named executive officer of the Company at any point during the last three fiscal years of the Company.

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Transactions by the Participants with respect to the Company’s securities

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Company. The shares of Common Stock reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Stock

Impala Master Fund

Date	Common Stock Acquired (Disposed)	Date	Common Stock Acquired (Disposed)	Date	Common Stock Acquired (Disposed)
3/16/2018	50,002	3/29/2019	25,000	11/4/2019	30,970
3/22/2018	(40,000)	3/29/2019	(25,000)	11/4/2019	(190,485)
3/27/2018	(50,000)	4/2/2019	(20,000)	11/11/2019	(95,242)
4/4/2018	(12,068)	4/3/2019	(20,000)	11/19/2019	100,000
4/5/2018	(25,000)	4/4/2019	(125,000)	11/20/2019	100,000
4/9/2018	(122,934)	4/5/2019	100,000	11/22/2019	125,000
4/24/2018	11,933	4/8/2019	20,000	11/25/2019	100,000
4/27/2018	(11,933)	4/16/2019	(10,000)	11/26/2019	80,000
6/6/2018	250,000	4/18/2019	(25,000)	11/27/2019	20,000
6/11/2018	100,000	4/22/2019	(15,000)	11/29/2019	20,000
6/14/2018	(100,000)	4/23/2019	225,000	12/4/2019	70,000
6/19/2018	100,000	4/25/2019	(88,128)	12/6/2019	100,000
6/20/2018	100,000	4/26/2019	(156,873)	12/9/2019	25,000
7/5/2018	(150,000)	5/1/2019	(20,000)	12/11/2019	30,000
7/11/2018	(120,000)	5/10/2019	(115,000)	12/12/2019	25,000
7/13/2018	(100,000)	5/13/2019	(114,999)	12/16/2019	80,000
7/25/2018	60,000	5/24/2019	194,222	12/20/2019	100,000
7/31/2018	(40,000)	5/28/2019	55,778	12/30/2019	10,000
8/1/2018	(100,000)	5/29/2019	25,000	1/6/2020	1,887
12/26/2018	200,000	5/31/2019	25,000	1/7/2020	140,000
12/27/2018	22,833	6/3/2019	20,000	1/9/2020	20,670
12/28/2018	50,837	6/10/2019	25,000	1/10/2020	32,312
1/3/2019	20,000	6/18/2019	40,000	1/17/2020	9,284
1/14/2019	50,002	6/20/2019	100,000	1/22/2020	14,039
1/22/2019	(50,000)	6/25/2019	(35,000)	1/23/2020	100,000
1/25/2019	(73,672)	6/27/2019	(50,000)	1/24/2020	2,000
1/28/2019	(30,000)	7/9/2019	(50,000)	2/4/2020	75,000
1/29/2019	30,000	7/15/2019	(50,000)	2/6/2020	50,000
1/30/2019	255,000	7/22/2019	(100,000)	2/7/2020	40,000
1/31/2019	25,000	7/24/2019	(100,000)	2/14/2020	23,793
2/12/2019	25,000	7/30/2019	(100,000)	2/18/2020	60,000
2/17/2019	(25,000)	9/13/2019	10,953	2/19/2020	60,543
3/6/2019	(25,000)	9/24/2019	(10,953)	3/6/2020	60,000
3/12/2019	(100,000)	10/25/2019	97,504	3/9/2020	(442,443)
3/13/2019	(50,000)	10/28/2019	77,632	3/11/2020	(28,716)
3/14/2019	(50,000)	10/29/2019	24,864	3/12/2020	80,000
3/20/2019	100,000	10/31/2019	50,000	3/13/2020	100,000
3/27/2019	(100,000)	11/1/2019	100,000

Impala and Mr. Bishop by virtue of their direct and indirect control of Impala Master Fund and certain private investment funds and managed accounts

Date	Common Stock Acquired (Disposed)	Date	Common Stock Acquired (Disposed)	Date	Common Stock Acquired (Disposed)
3/16/2018	58,616	4/9/2018	50	6/20/2018	124,896
3/20/2018	(7,100)	4/24/2018	14,307	6/27/2018	(1,258)
3/22/2018	(46,894)	4/27/2018	(14,307)	6/28/2018	(1,058)
3/27/2018	(58,797)	6/6/2018	412,239	6/29/2018	(866)
3/38/2018	(900)	6/11/2018	149,896	7/3/2018	2,654
4/4/2018	(14,100)	6/13/2018	33,800	7/5/2018	(288,947)
4/5/2018	(29,211)	6/14/2018	(124,896)	7/10/2018	2,387
4/6/2018	902	6/15/2018	22,200	7/11/2018	(163,157)
4/9/2018	(162,059)	6/19/2018	124,896	7/13/2018	(192,853)

20

Date	Common Stock Acquired (Disposed)	Date	Common Stock Acquired (Disposed)	Date	Common Stock Acquired (Disposed)
7/19/2018	245	4/5/2019	187,596	11/29/2019	26,272
7/23/2018	(14,000)	4/8/2019	48,663	12/4/2019	162,068
7/25/2018	74,912	4/16/2019	(12,740)	12/6/2019	152,819
7/31/2018	(80,351)	4/18/2019	(61,099)	12/9/2019	132,881
8/1/2018	(126,739)	4/22/2019	(19,109)	12/10/2019	67,200
8/2/2018	(14,000)	4/23/2019	332,619	12/11/2019	106,758
9/10/2018	6,900	4/25/2019	(140,190)	12/12/2019	32,881
9/24/2018	(47)	4/26/2019	2,948	12/16/2019	160,649
10/18/2018	(6,853)	4/26/2019	(286,599)	12/19/2019	(9,753)
12/26/2018	250,323	5/1/2019	(66,517)	12/20/2019	151,526
12/27/2018	28,574	5/10/2019	(188,570)	12/20/2019	(10,055)
12/28/2018	63,626	5/13/2019	(186,600)	12/24/2019	(15,494)
1/2/2019	845	5/24/2019	320,348	12/26/2019	5,441
1/3/2019	26,194	5/28/2019	73,252	12/26/2019	(10,220)
1/8/2019	50,623	5/29/2019	31,860	12/27/2019	5,387
1/14/2019	65,425	5/31/2019	31,860	12/27/2019	(9,182)
1/17/2019	(52,674)	6/3/2019	40,000	12/30/2019	28,667
1/18/2019	100,000	6/4/2019	31,865	12/31/2019	5,468
1/22/2019	(63,373)	6/10/2019	50,984	1/2/2020	(12,159)
1/25/2019	(118,463)	6/18/2019	127,461	1/6/2020	2,434
1/28/2019	(52,938)	6/20/2019	(44,611)	1/7/2020	180,761
1/29/2019	38,024	6/25/2019	42,100	1/9/2020	132,030
1/30/2019	454,605	6/27/2019	(71,692)	1/10/2020	42,625
1/31/2019	31,687	7/9/2019	(91,625)	1/10/2020	(41,300)
2/1/2019	833	7/15/2019	(62,525)	1/13/2020	(28,700)
2/12/2019	31,812	7/22/2019	(184,050)	1/15/2020	(9,639)
2/25/2019	(1,314)	7/24/2019	(156,550)	1/16/2020	(8,082)
2/27/2019	(36,053)	7/26/2019	(2,750)	1/17/2020	11,985
2/28/2019	(2,722)	7/29/2019	(24,750)	1/17/2020	(9,499)
3/1/2019	(1,255)	7/30/2019	(114,669)	1/21/2020	(27,184)
3/6/2019	(31,584)	9/13/2019	14,215	1/22/2020	32,529
3/12/2019	(126,338)	9/24/2019	(14,215)	1/23/2020	154,115
3/13/2019	(93,169)	10/25/2019	209,497	1/24/2020	84,255
3/14/2019	(63,169)	10/28/2019	133,573	1/27/2020	3,861
3/19/2019	27,700	10/29/2019	43,911	1/31/2020	20,000
3/20/2019	126,338	10/31/2019	98,703	2/4/2020	117,650
3/21/2019	2,634	11/1/2019	161,358	2/6/2020	84,683
3/27/2019	(12,634)	11/4/2019	40,679	2/7/2020	80,000
3/28/2019	(7,404)	11/4/2019	(342,675)	2/14/2020	59,787
3/29/2019	31,584	11/5/2019	411	2/18/2020	106,720
3/29/2019	(31,584)	11/11/2019	(171,337)	2/19/2020	112,335
4/2/2019	1,030	11/19/2019	146,358	2/20/2020	3,180
4/2/2019	(25,479)	11/20/2019	131,358	3/6/2020	92,515
4/3/2019	1,029	11/22/2019	164,197	3/9/2020	(689,041)
4/3/2019	(22,300)	11/25/2019	131,358	3/11/2020	(89,362)
4/4/2019	31,100	11/26/2019	105,086	3/12/2020	112,622
4/4/2019	(126,975)	11/27/2019	46,272	3/13/2020	140,926
				3/16/2020	(19,768)
				3/17/2020	28,164

21

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking three steps:

●	SIGNING the enclosed GREEN proxy card,

●	DATING the enclosed GREEN proxy card and

●	MAILING the enclosed GREEN proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GREEN voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GREEN voting instruction card to be issued representing your shares.

After signing the enclosed GREEN proxy card, DO NOT SIGN OR RETURN HARLEY-DAVIDSON’S PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a proxy card to Harley-Davidson, you have every right to change your vote. Only your latest dated, validly executed proxy card will count. You may revoke any proxy card already sent to Harley-Davidson by signing, dating and mailing the enclosed GREEN proxy card in the postage-paid envelope provided or by voting by telephone or Internet by following the instructions on the enclosed GREEN proxy card. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to [●] or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

[●]

[●]

Shareholders Call Toll-Free at: [●]

Banks and Brokers Call Collect: [●]

2

[Form of GREEN Proxy Card]

PRELIMINARY COPY SUBJECT TO COMPLETION

HARLEY-DAVIDSON, INC.

Proxy Card for 2020 Annual Meeting of Shareholders

Scheduled for [●], 2020 (the “Annual Meeting”):

THIS PROXY SOLICITATION IS BEING MADE BY IMPALA ASSET MANAGEMENT LLC, IMPALA MASTER FUND, LTD., ROBERT J. BISHOP (“IMPALA”, “WE” OR “US”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1 (THE “NOMINEES”)

THIS BOARD OF DIRECTORS OF HARLEY-DAVIDSON, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Robert J. Bishop, [●] and Eleazer Klein, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Harley-Davidson, Inc., a Wisconsin corporation (the “Company”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Company scheduled to be held on [●], Central Daylight Time, on [●] [●], 2020, at [●], including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement or substitution thereof that are unknown to Impala a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the nominees listed in Proposal 1, “AGAINST” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 5 and they will exercise their discretion to cause this proxy to ABSTAIN from voting on Proposal 4 (to the extent you have not indicated your vote on such proposal). None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters. No assurance can be given that the Company’s nominees will serve if elected with any of the Nominees.

INSTRUCTIONS: FILL IN VOTING BOXES “■“ IN BLACK OR BLUE INK

3

We recommend that you vote “FOR ALL” of the Nominees below:

Proposal 1 – Election of the two individuals nominated by Impala to serve as directors and the Company’s nominee for election at the Annual Meeting other than [●], [●], [●], [●], [●], [●] and [●] (the “Excluded Company Nominees”).

Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Brent Dewar Leo Hindery, Jr.	❑	❑	❑

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

We recommend that you vote “AGAINST” Proposal 2:

	FOR	AGAINST	ABSTAIN
Proposal 2 – Company proposal vote, on an advisory basis, on the compensation of the Company's named executive officers	❑	❑	❑

We recommend that you vote “FOR” Proposal 3:

	FOR	AGAINST	ABSTAIN
Proposal 3 – Company proposal to approve amendments to the Company’s Restated Articles of Incorporation to allow the Company to implement proxy access.	❑	❑	❑

We are making no recommendation with respect to Proposal 4:

	FOR	AGAINST	ABSTAIN
Proposal 4 – Company proposal to approve the Harley-Davidson, Inc. 2020 Incentive Stock Plan.	❑	❑	❑

We recommend that you vote “FOR” Proposal 5:

	FOR	AGAINST	ABSTAIN
Proposal 5 – Company proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.	❑	❑	❑

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.